Rule 497(e)

Registration Nos. 333-201473 and 811-22926

Elkhorn ETF Trust
(the “Trust”)

Elkhorn Lunt Low Vol/High Beta Tactical ETF

Elkhorn S&P High Quality Preferred ETF

(each a “Fund,” and collectively, the “Funds”)

Supplement To Each Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information

Dated April 3, 2018

The investment advisory agreement between Elkhorn Investments, LLC (“Elkhorn”) and the Trust, on behalf of the Funds, has expired pursuant to its terms. At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on March 30, 2018, the Board, including a majority of the Independent Trustees, unanimously approved: (1) an interim investment advisory agreement between Innovator Capital Management LLC (“Innovator”) and the Trust with terms substantially identical to the existing investment advisory agreement with Elkhorn Investments whereby Innovator will replace Elkhorn Investments as the investment adviser to the Funds (the “Interim Advisory Agreement”); and (2) an interim investment sub-advisory agreement between Penserra Capital Management LLC (“Penserra”), Innovator and the Trust, whereby Penserra will manage each Fund’s assets under the supervision of Innovator and the Board (the “Interim Sub-Advisory Agreement,” and collectively with the Interim Advisory Agreement, the “Interim Agreements”), each effective as of April 1, 2018.

The Interim Agreements are effective under Rule 15a-4 of the Investment Company Act of 1940, as amended, for up to 150 days or until shareholders of the Funds approve permanent advisory agreements between Innovator and/or Penserra and the Trust. Shareholders of the Funds will be asked to approve the permanent investment advisory agreements at a special meeting of shareholders expected to be held late in the second quarter or early in the third quarter of 2018.

Additional information is provided below regarding Innovator, Penserra and the Funds’ portfolio managers.

Investment Adviser

Innovator Capital Management, LLC, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. As of March 1, 2018, Innovator served as the investment adviser to two registered investment companies, with assets under management of greater than $400 million. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs.

Investment Sub-Adviser

Penserra Capital Management LLC, 140 Broadway, 26th Floor, New York, NY 10005, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Dustin Lewellyn, CFA. Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

Ernesto Tong, CFA. Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

Anand Desai. Mr. Desai has been an Associate with Penserra since 2015. Prior to that, Mr. Desai was a portfolio fund accountant at State Street for five years.

Please Keep This Supplement With Your Summary Prospectus, Prospectus
and Statement of Additional Information For Future Reference